BALANCE SHEET - USD ($)	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Dec. 03, 2025
Liabilities, Mezzanine Equity, and Stockholders' Deficit
Current liabilities - Accrued expenses	$ 225		$ 659
TOTAL LIABILITIES	138,062,603		659
Commitments and contingencies
Stockholders' Deficit
Additional paid-in capital	10		10
Stock subscription receivable	(10)		(10)
Accumulated deficit	(138,062,603)		(659)
Total Stockholder's Deficit	$ (138,062,603)	$ (37,928)	$ (659)	$ 0